UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2026

TWIN VEE POWERCATS CO.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 S. US-1 Ft. Pierce, Florida	34982
(Address of principal executive offices)	(Zip Code)

(772) 429-2525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

(a)

On April 10, 2026, Twin Vee PowerCats Co., a Delaware corporation (the “Company”), purported to effect its reincorporation from the State of Delaware to the State of Nevada through the filing of Articles of Conversion/Exchange/Merger and Articles of Incorporation in the State of Nevada, together with a Certificate of Conversion which was filed with the Secretary of State of the State of Delaware. On August 4, 2026, after discovering that the reincorporation was not approved by a sufficient number of shares of the Company’s common stock in Delaware, the Company submitted for filing (i) a Certificate of Correction and a Certificate of Dissolution/Withdrawal Profit Corporation in the State of Nevada and (ii) a Certificate of Correction in the State of Delaware, in each case, to revoke the previously-filed defective Articles of Conversion/Exchange/Merger and Articles of Incorporation and to render null and void the Certificate of Conversion, respectively. In light of the defective corporate acts referred to above, the Company did not effectively reincorporate to Nevada. By virtue of the Certificate of Correction filed with the Secretary of State of the State of Delaware, the Company corrected its status as a Delaware corporation. Based on the foregoing, the Company’s certificate of incorporation in effect on the date hereof is the certificate of incorporation previously filed in Delaware and attached hereto as Exhibit 3.1, which is incorporated herein by reference. In addition, the Company’s bylaws in effect immediately prior to the Bylaw Amendment referred to under Item 5.03 directly below are the bylaws attached hereto as Exhibit 3.2, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2026, the Board of Directors of the Company, approved an amendment to the Company’s bylaws (the “Bylaw Amendment”) to, among other things, reduce the quorum for meetings of the Company’s stockholders from a majority to at least 1/3 of the shares of the Company’s capital stock issued and outstanding and entitled to vote. The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaw Amendment, which is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 4, 2026, the Company filed a preliminary proxy statement on Schedule 14A with the SEC pursuant to which, among other things, the Company announced that it is seeking stockholder approval for the ratification of the previously announced 1-for-37 reverse stock split, under Section 204 of the Delaware General Corporation Law, in light of the Company’s recent discovery that its purported reincorporation to Nevada announced in April 2026 was invalid due to a failure to obtain the requisite stockholder approval required under Delaware law. Subsequent to the defective reincorporation transaction, on April 30, 2026, the Company purported to execute a reverse stock split with only Board approval, which was permitted under Nevada law but not under Delaware law. As described more fully under “Proposal 1 – Ratification Proposal – Background” in the preliminary proxy statement filed with the SEC on August 4, 2026, the Company is seeking stockholder approval and ratification of the reverse stock split under Delaware law.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1

Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 7, 2021 (Incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form S-1, File No. 333-255134, filed with the SEC on April 8, 2021).

3.2	Bylaws (Incorporated by reference to Exhibit 3.7 to the Company’s Registration Statement on Form S-1, File No. 333-255134, filed with the SEC on April 8, 2021)
3.3	Amendment to Bylaws of Twin Vee Powercats Co.
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN VEE POWERCATS CO.

By:	/s/ Glenn Sonoda
Glenn Sonoda
In-House Counsel

Date: August 4, 2026

3